TRANSAMERICA VARIABLE FUNDS

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement dated June 23, 2022

to the

Prospectus dated May 1, 2022

On June 15, 2022, the Managing Board of the Transamerica Asset Allocation Variable Funds considered and approved the liquidation and dissolution (“Liquidation”) of the Short Horizon Subaccount, the Intermediate Horizon Subaccount and the Intermediate/Long Horizon Subaccounts (each a “Horizon Subaccount” and collectively, the “Horizon Subaccounts”).   Each Horizon Subaccount is a managed investment company, which invests in units of the Transamerica Variable Funds subaccounts (“TVF Subaccounts”). Transamerica Asset Management, LLC (“TAM”) serves as the investment adviser of the Horizon Subaccounts.

The Horizon Subaccounts, on the Liquidation Date (as defined below), will liquidate in accordance with the Plan of Liquidation: (1) sell units in the underlying TVF Subaccounts; (2) pay any liabilities; (3) purchase on behalf of participants with allocations to a Horizon Subaccount, units of the TVF Subaccounts in the same proportion as the Horizon Subaccount target allocations in the underlying TVF Subaccounts prior to the liquidation; and (4) wind up its operations and dissolve its existence.   In addition, Contractholders or participants whose Contract value has an allocation to a Horizon Subaccount will receive notices of the Liquidation approximately 90 days and 30 days prior to the Liquidation Date and approximately 5 days and 30 days after the Liquidation Date.  The Liquidation is expected to take effect on or about October 28, 2022 (the “Liquidation Date”), subject to any necessary regulatory approvals.

If you are a Contractholder or participant, you may transfer your interest in the Horizon Subaccount to any of the other TVF Subaccounts in accordance with the terms of your Contract at any time prior to the Liquidation Date.  Additionally, if your Contract value in a Horizon Subaccount is transferred to the TVF Subaccounts upon the Liquidation, you may subsequently transfer your Contract value into any of the other TVF Subaccounts under your Contract in accordance with the terms of your Contract.  Both transfers out of a Horizon Subaccount prior to the Liquidation and transfers out of the TVF Subaccounts following the Liquidation will be free of any applicable transfer restrictions, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge for a period of ninety (90) days after the Liquidation Date.

The Liquidation, as well as Contract value transfers in anticipation of or subsequent to the Liquidation, will not create federal income tax liability for you in connection with your Contract.

Effective on or about the close of business on September 1, 2022, the Horizon Subaccounts will close to new investors (“Closing Date”).   If your Contract value is not allocated to a Horizon Subaccount on the Closing Date, you will not be able to make contributions or transfers into a Horizon Subaccount.  If your Contract value is allocated to a Horizon Subaccount on the Closing Date, you will be able to continue to make allocations into that Horizon Subaccount through the Liquidation Date; provided however, if you subsequently transfer your Contract value out of a Horizon Subaccount you will not be able to make new contributions or transfers into that Horizon Subaccount.   The Horizon Subaccounts reserve the right to modify the foregoing terms of the closure at any time and to accept or reject any investment for any reason consistent with the terms of the Contract.

* * *

Investors Should Retain this Supplement for Future Reference